Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
OF TITLE 18 OF THE UNITED STATES CODE

I, R. Clinton Pyatt, the Chief Financial Officer of CorGreen Technologies Holding Corporation, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.
The Quarterly Report Under Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-Q for the Quarterly Period ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Quarterly Report Under Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-Q for the Quarterly Period ended March 31, 2015 fairly presents, in all material respects, the financial condition and results of operations of CorGreen Technologies Holding Corporation and its subsidiaries.

 /s/ R. Clinton Pyatt
R. Clinton Pyatt
Chief Financial Officer
October 23, 2015